UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

July 30, 2014
Date of Report (Date of earliest event reported)

Rovi Corporation
(Exact name of registrant as specified in its charter)

      Delaware                                     000-53413                                     26-1739297
(State or other jurisdiction of                 (Commission                               (I.R.S. employer
incorporation or organization)                         File No.)                                identification number)

2830 De La Cruz Boulevard
Santa Clara, California 95050
(Address of principal executive offices, including zip code)

(408) 562-8400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02    Results of Operations and Financial Condition

On July 30, 2014, the Company issued a press release reporting its financial results for the period ended June 30, 2014 and updating estimates for fiscal year 2014. A copy of the press release is furnished as Exhibit 99.1 to this report.

The Company also will post an updated investor presentation on its website. In this presentation, the Company will update the Company’s 2014 estimates for revenue and APF EPS to reflect the updated midpoint for 2014 estimates. Additionally, in the presentation, the Company will update the Company’s 2014 estimates by sales vertical and by IP revenue and product revenue mix to reflect both the updated midpoint and slight changes to the revenue of each vertical and revenue mix. The Company will also update information that it estimates a slight increase, at the midpoint for 2014 estimates, in cost structure (the combination of APF cost of goods sold (“COGS”) and APF total operating costs (“OpEx”)). Based upon the aforementioned APF EPS midpoints, 2014 APF COGS is estimated to be approximately $92.5 million and 2014 APF OpEx is estimated to be approximately $215.8 million (for a total of approximately $308.3 million).

Non-GAAP or Adjusted Pro Forma Information

Rovi Corporation provides non-GAAP or Adjusted Pro Forma “APF” information. References to APF information are to non-GAAP pro forma measures. As discussed in greater detail below, the Company provides APF financial information to assist investors in assessing its current and future operations in the way that its management evaluates those operations. APF COGS, APF OpEx, APF EPS and APF Income are supplemental measures of the Company’s performance that are not required by, and are not presented in accordance with, GAAP. APF information does not substitute for any performance measure derived in accordance with GAAP.

APF COGS is defined as GAAP cost of revenues adding back equity-based compensation and transition and integration expenses. APF OpEx is defined as GAAP research and development and selling, general and administrative expenses adding back equity based compensation and transaction, transition and integration expenses. APF EPS or APF Diluted income per share are calculated using APF Income.

APF Income is defined as GAAP income (loss) from continuing operations, net of tax, adding back non-cash items such as equity-based compensation, amortization of intangibles, amortization or write-off of note issuance costs, non-cash interest expense recorded on convertible debt under Accounting Standards Codification (“ASC”) 470-20 (formerly known as FSP APB 14-1), mark-to-market fair value adjustments for interest rate swaps, caps and foreign currency collars and the reversals of discrete tax items including reserves; as well as items which impact comparability that are required to be recorded under GAAP, but that the Company believes are not indicative of its core operating results such as transaction, transition and integration costs, restructuring and asset impairment charges, gains from the release of Sonic payroll tax withholding liabilities related to a stock option review, payments to note holders and for expenses in connection with the early redemption or modification of debt and gains on sale of strategic investments. While depreciation expense is a non-cash item, it is included in APF Income as a reasonable proxy for capital expenditures.

The Company’s management has evaluated and made operating decisions about its business operations primarily based upon revenue, APF Income and APF EPS. Management uses APF Income and APF EPS as measures as they exclude items management does not consider to be “core costs” or “core proceeds” when making business decisions. Therefore, management presents these APF financial measures along with GAAP measures.  For each such APF financial measure, the adjustment provides management with information about the Company’s underlying operating performance that enables a more meaningful comparison of its financial results in different reporting periods. For example, since Rovi Corporation does not acquire businesses on a predictable cycle, management excludes amortization of intangibles from acquisitions, transaction costs and transition and integration costs in order to make more consistent and meaningful evaluations of the Company’s operating expenses. Management also excludes the effect of restructuring and asset impairment charges, expenses in connection with the early redemption or modification of debt and gains on sale of strategic investments.  Management excludes the impact of equity-based compensation to help it compare current period operating expenses against the operating expenses for prior periods and to eliminate the effects of this non-cash item, which, because it is based upon estimates on the grant dates, may bear little resemblance to the actual values realized upon the future exercise, expiration, termination or forfeiture of the equity-based compensation, and which, as it relates to stock options and stock purchase plan shares, is required for GAAP purposes to be estimated under valuation models, including the Black-Scholes model used by Rovi Corporation.  Management excludes non-cash interest expense recorded on convertible debt under ASC 470-20, mark-to-market fair value adjustments for interest rate swaps, caps, foreign currency collars, and the reversals of discrete tax items including reserves as they are non-cash items and not considered “core costs” or meaningful when management evaluates the Company’s operating expenses.  Management reclassifies the current period benefit or cost of the interest rate swaps from gain or loss on interest rate swaps and caps, net to interest expense in order for interest expense to reflect the swap rates, as these instruments were entered into to control the interest rate the Company effectively pays on its debt.

Management is using these APF measures to help it make budgeting decisions, including decisions that affect operating expenses and operating margin.  Further, APF financial information helps management track actual performance relative to financial targets.  Making APF financial information available to investors, in addition to GAAP financial information, may also help investors compare the Company’s performance with the performance of other companies in our industry, which may use similar financial measures to supplement their GAAP financial information.

Management recognizes that the use of APF measures has limitations, including the fact that management must exercise judgment in determining which types of charges should be excluded from the APF financial information.  Because other companies, including companies similar to Rovi Corporation, may calculate their non-GAAP financial measures differently than the Company calculates its APF measures, these Non-GAAP measures may have limited usefulness in comparing companies. Management believes, however, that providing APF financial information, in addition to GAAP financial information, facilitates consistent comparison of the Company’s financial performance over time. The Company provides APF financial information to the investment community, not as an alternative, but as an important supplement to GAAP financial information; to enable investors to evaluate the Company’s core operating performance in the same way that management does.

All statements contained herein that are not statements of historical fact, including statements that use the words “estimates,” and statements regarding expected results of operations, are “forward-looking statements” and are made pursuant to the Safe-Harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, the Company's estimates of full year 2014 revenue and APF EPS. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to be materially different from the historical results and/or from any future results or outcomes expressed or implied by such forward-looking statements. Such factors include, among others, the Company's ability to successfully execute on its strategic plan and customer demand for and industry acceptance of the Company's technologies and integrated solutions. Such factors are further addressed in the Company's Report on Form 10-Q for the period ended June 30, 2014 and other documents as are filed with the Securities and Exchange Commission from time to time (available at www.sec.gov). The Company assumes no obligation, except as required by law, to update any forward-looking statements in order to reflect events or circumstances that may arise after the date hereof.

The press release is furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

ITEM 9.01    Financial Statements and Exhibits

       The following exhibits are furnished with this report on Form 8-K:

Exhibit Number	Description
99.1	Press release dated July 30, 2014, reporting financial results for the period ended June 30, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rovi Corporation (Registrant)

Date: July 30, 2014	By:	/s/ Pamela Sergeeff
Pamela Sergeeff
EVP and General Counsel